'                                                                EXHIBIT 2(n)(2)



                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                      /s/ Mark S. Casady
                                          Mark S. Casady, President and Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                                 /s/ John R. Hebble
                                                     John R. Hebble, Treasurer

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                                 /s/ James E. Akins
                                                     James E. Akins, Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                             /s/ Arthur R. Gottschalk
                                                 Arthur R. Gottschalk, Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                        /s/ Thomas W. Littauer
                                            Thomas W. Littauer, Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                        /s/ Frederick T. Kelsey
                                            Frederick T. Kelsey, Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                        /s/ Fred B. Renwick
                                            Fred B. Renwick, Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Philip J. Collora, Bruce H. Goldfarb, Robert W. Helm, and William J. Kotapish his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in his name, place, and stead, in any and all capacities, to sign the Registration Statement applicable to the Kemper Strategic Municipal Income Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Dated: May, 19, 1999                         /s/ John G. Weithers
                                             John G. Weithers, Trustee